                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PRUDENTIAL EQUITY FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         PRUDENTIAL JENNISON FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PRUDENTIAL MULTI-SECTOR FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PRUDENTIAL SMALL COMPANIES FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          PRUDENTIAL UTILITY FUND INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     THE GLOBAL GOVERNMENT PLUS FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE GLOBAL TOTAL RETURN FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

                            ------------------------

                                                                 August   , 1996
Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside proxy solicitation firm to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one of the Funds or you have more than one account holding Fund shares (E.G., an individual account AND an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

    Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                          Very truly yours,

                                          RICHARD A. REDEKER
                                          PRESIDENT
                                          Prudential Mutual Fund Management

  PROXY CARDS FOR EACH OF YOUR FUNDS ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING EACH ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR BOARD MEMBER AND "FOR" EACH PROPOSAL.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:The purpose of this proxy is to ask you to vote on three primary issues:

    - to elect twelve Board members;

    - for most Funds, to approve changes to your Fund's fundamental investment restrictions; and

    - to ratify the selection of your Fund's independent accountants for the current year.

Q: WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A:In the past, when we have solicited proxies for your Fund, we have generally enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for these Funds.

Q: WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A:You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account, for example, in an individual account AND in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A:An advisory group comprised of independent directors of the Prudential Mutual
  Funds, including a number of the existing Board members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated twelve individuals drawn primarily from existing Boards. Nine of the individual Board nominees are independent of Prudential. Said differently, if the Shareholders approve the proposal and the nominees are elected, more of the Prudential Mutual Funds would have identical Board compositions than presently is the case.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A:No. The management fees charged to each Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' AND TRUSTEES' FEES?

A:It is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Individual Board members may receive higher or lower fees than they currently receive.

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
   CHANGED?

A:A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--EVEN IF THE CHANGES ARE MINOR. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions either when the Fund was created or at a later date, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

  The Fund Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated and that other fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY
   FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A:None of the proposals would change the investment objective of any Fund, except that shareholders of Prudential Utility Fund are being asked to approve a change in that Fund's investment objective.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL
   RESTRICTIONS?

A:The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a major restructuring of any Fund's investment portfolio. The changes will allow each Fund greater flexibility to respond to investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A:The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.

  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
  Enclosed you will find one or more proxy cards relating to each of the Funds for which you are entitled to vote. Please indicate your voting instructions on EACH of the enclosed proxy cards, date and sign them, and return them in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR OR TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                                      VALID SIGNATURE
- --------------------------------------------------------------------------  ----------------------------
Corporate Accounts
    (1) XYZ Corp..........................................................  XYZ Corp.
                                                                            Jane L. Doe, Treasurer
    (2) XYZ Corp..........................................................  Jane L. Doe, Treasurer
    (3) XYZ Corp. c/o Jane L. Doe, Treasurer..............................  Jane L Doe
    (4) XYZ Corp. Profit Sharing Plan.....................................  Jane L. Doe, Trustee

Partnership Accounts
    (1) The ABC Partnership...............................................  Robert Fogg, Partner
    (2) Fogg and Hale, Limited Partnership................................  Robert Fogg, General Partner

Trust Accounts
    (1) ABC Trust Account.................................................  William X. Smith, Trustee
    (2) Ron F. Anderson, Trustee u/t/d 12/28/78...........................  Ron F. Anderson

Custodial or Estate Accounts
    (1) Katherine T. John, Cust. F/b/o Albert T. John, Jr  UGMA/UTMA......  Katherine T. John
    (2) Estate of Katherine T. John.......................................  Albert T. John, Executor

                           PRUDENTIAL ALLOCATION FUND
                          PRUDENTIAL EQUITY FUND, INC.
                         PRUDENTIAL EQUITY INCOME FUND
                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
                         PRUDENTIAL JENNISON FUND, INC.
                       PRUDENTIAL MULTI-SECTOR FUND, INC.
                     PRUDENTIAL SMALL COMPANIES FUND, INC.
                         PRUDENTIAL UTILITY FUND, INC.
                      THE GLOBAL GOVERNMENT PLUS FUND, INC
                       THE GLOBAL TOTAL RETURN FUND, INC.
                             ---------------------

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                            ------------------------

                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 30, 1996
                            ------------------------

TO THE SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed investment companies (Funds) will be held at One Seaport Plaza, 199 Water Street, 35th Floor, New York, New York, on October 30, 1996 at 9:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

        (1) For each Fund, to elect twelve members to its Board of Directors or Trustees.

        (2) For Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Small Companies Fund, Inc. and Prudential Utility Fund, Inc., to approve certain changes to each Fund's fundamental investment policies or restrictions.

        (3) For each Fund, to ratify the selection of independent accountants for each Fund's current fiscal year.

        (4) For each Fund, to transact such other business as may properly come before the meeting and any adjournments thereof.

    For Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Utility Fund, Inc., The Global Government Plus Fund, Inc. and The Global Total Return Fund, Inc., the meetings will be the Funds' annual meetings. For the other Funds, the meetings are special meetings.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on August 9, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards.
                                          S. JANE ROSE
                                            SECRETARY

August   , 1996

                           PRUDENTIAL ALLOCATION FUND
                          PRUDENTIAL EQUITY FUND, INC.
                         PRUDENTIAL EQUITY INCOME FUND
                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
                         PRUDENTIAL JENNISON FUND, INC.
                       PRUDENTIAL MULTI-SECTOR FUND, INC.
                     PRUDENTIAL SMALL COMPANIES FUND, INC.
                         PRUDENTIAL UTILITY FUND, INC.
                     THE GLOBAL GOVERNMENT PLUS FUND, INC.
                       THE GLOBAL TOTAL RETURN FUND, INC.
                             ---------------------

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                            ------------------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996
                            ------------------------

    This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of Shareholders to be held on October 30, 1996, at 9:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Utility Fund, Inc., The Global Government Plus Fund, Inc. and The Global Total Return Fund, Inc., the Meetings are the Funds' annual meetings of Shareholders. For each other Fund, the meetings are Special Meetings. This proxy statement is being first mailed to
Shareholders on or about August   , 1996.

    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation, except for Prudential Allocation Fund and Prudential Equity Income Fund, which are organized as Massachusetts business trusts. Each Fund's shares of common stock, in the case of Maryland corporations, or shares of beneficial interest, in the case of Massachusetts business trusts, are referred to as "Shares," and the holders of the Shares are "Shareholders"; each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be; and each Fund's articles of incorporation or declaration of trust is referred to as its "Charter." A listing of the formal name for each Fund and the abbreviated name for each Fund that is used in this proxy statement is set forth below.

                                                                                                       PROPOSALS
                                                                          ABBREVIATED NAME USED IN    APPLICABLE
FUND NAME                                                                   THIS PROXY STATEMENT        TO FUND
- -----------------------------------------------------------------------  ---------------------------  -----------
Prudential Allocation Fund.............................................  Allocation                   1 and 3
Prudential Equity Fund, Inc............................................  Equity                       1, 2 and 3
Prudential Equity Income Fund..........................................  Equity Income                1, 2 and 3
Prudential Global Limited Maturity Fund, Inc...........................  Global Limited Maturity      1 and 3
Prudential Intermediate Global Income Fund, Inc........................  Intermediate Global          1, 2 and 3
Prudential Jennison Fund, Inc..........................................  Jennison                     1, 2 and 3
Prudential Multi-Sector Fund, Inc......................................  Multi-Sector                 1, 2 and 3
Prudential Small Companies Fund, Inc...................................  Small Companies              1, 2 and 3
  (formerly Prudential Growth Opportunity Fund, Inc.)
Prudential Utility Fund, Inc...........................................  Utility                      1, 2 and 3
The Global Government Plus Fund, Inc...................................  Global Government            1 and 3
The Global Total Return Fund, Inc......................................  Global Total Return          1 and 3

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services are provided to each Fund (except Jennison Fund) by PMF through its affiliate, The Prudential Investment Corporation (PIC), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement. Investment advisory services are provided to Jennison Fund by PMF through its affiliate, Jennison Associates Capital Corp. (Jennison), 466 Lexington Avenue, New York, New York 10017, under a Subadvisory Agreement. PIC and Jennison are referred to herein as the Subadviser, as appropriate. PMF, PIC and Jennison are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential's Money Management Group. Prudential Securities Incorporated, (Prudential Securities) One Seaport Plaza, New York, New York 10292 serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to the Funds. This reorganization will not result in a change in management or control within the meaning of the Investment Company Act and does not require Shareholder approval. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings, except that one-third (1/3) of the shares of the Fund outstanding and entitled to vote shall constitute a quorum for Global Limited Maturity, Intermediate Global, Jennison, Multi-Sector and The Global Government Plus Fund, Inc..

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals Nos. 1 and 3, for which the required vote is a plurality or majority number of the votes cast, but effectively will be a vote against adjournment and against Proposal No. 2, for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares for each Fund as of August 9, 1996 is set forth below:

                                               NUMBER OF    NUMBER OF    NUMBER OF    NUMBER OF
                                                CLASS A      CLASS B      CLASS C      CLASS Z    TOTAL NUMBER
                                                SHARES       SHARES       SHARES       SHARES       OF SHARES
FUND                                          OUTSTANDING  OUTSTANDING  OUTSTANDING  OUTSTANDING   OUTSTANDING
- --------------------------------------------  -----------  -----------  -----------  -----------  -------------
Prudential Allocation Fund..................
  Balanced Portfolio........................
  Strategy Portfolio........................
Prudential Equity Fund, Inc.................
Prudential Equity Income Fund...............
Prudential Global Limited Maturity Fund,
 Inc........................................
Prudential Intermediate Global Income Fund,
 Inc........................................
Prudential Jennison Fund, Inc...............
Prudential Multi-Sector Fund, Inc...........
Prudential Small Companies Fund, Inc........
Prudential Utility Fund, Inc................
The Global Government Plus Fund, Inc........
The Global Total Return Fund, Inc...........

    None of the items on the agenda require separate voting by class. Each share of each class is entitled to one vote. Management does not know of any person who owned beneficially 5% more of the Shares of any Fund as of August 9, 1996. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of August 9, 1996.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS OR ARE ENCLOSED WITH THIS PROXY STATEMENT. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                            ------------------------

                       ELECTION OF DIRECTORS OR TRUSTEES
                                (PROPOSAL NO. 1)

    RELEVANT FUNDS.  All Funds.

    DISCUSSION: The Board of each Fund has acted to expand its membership and has nominated the twelve individuals identified below for election to the related Fund's Board at its Meeting. Under Proposal No. 1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits A through D hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the earlier to occur of the next meeting of Shareholders at which Board members are elected and until their successors are elected and qualified or until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that there is a phase-in period for Board Members who were 68 and older as of December 31, 1993.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group of current Board Members who are not "interested persons" of the Funds, as defined in the Investment Company Act (independent Board Members), with the assistance of representatives of Prudential Mutual Fund Management, who formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, retirement policies and related matters. These proposals were adopted by the Boards at meetings in November 1995 and during the first quarter of 1996, and are summarized below. The Boards acted in 1996 to establish the size of the Boards at twelve. The nominees for independent Board memberships were selected by the nominating committees of the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal No. 1, no Shareholder action is required with respect to the Advisory Group recommendations. If Proposal No. 1 is approved, some Funds will have more Board members than they currently have. Notwithstanding this increase in the number of Board members, it is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they currently are. Annual Board fees are reviewed periodically by each Fund's Board and may be changed in the future.

    The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since the current Boards were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs. The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different boards (clusters). The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster covered by this proxy statement would include domestic equity and global debt funds. The other Board clusters would focus on other types of investments. The Boards believe that the Funds will benefit from having Board members focus on the issues relating to these types of Funds and to investing in these types of securities. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the restructured Boards. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Boards. Nine of the twelve nominees have no affiliation with Prudential Mutual Fund Management, Prudential Securities or Prudential and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Funds and management. Currently, they also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.

    As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $45,000 per Fund cluster. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Board Members affiliated with PMF, Prudential Securities or Prudential will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The annual Board fees per Fund and per cluster are subject to the approval of the new Boards upon their election. Thereafter, annual Board fees may be reviewed periodically and changed by each Fund's Board.

    The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:

                               COMPENSATION TABLE

                                                                   GLOBAL
                                                       EQUITY      LIMITED                                                  SMALL
                              ALLOCATION    EQUITY     INCOME     MATURITY    INTERMEDIATE                MULTI-SECTOR    COMPANIES
INDEPENDENT BOARD MEMBER (1)     FUND        FUND       FUND        FUND       GLOBAL FUND    JENNISON        FUND          FUND
- ----------------------------  -----------  ---------  ---------  -----------  -------------  -----------  -------------  -----------
Beach, Edward D.............   $   8,500   $   7,500  $   7,500          --            --            --     $   7,500            --
Dorsey, Eugene C*...........               $   7,500         --          --            --     $   7,500            --            --
Eyre, Stephen C*............                      --         --   $  10,000            --            --            --            --
Fortune, Robert, R.*........                      --         --          --            --            --            --            --
Gold, Delayne D.............               $   7,500         --   $  10,000            --            --            --     $   6,200
Hauspurg, Arthur*...........                      --         --          --            --            --            --     $   6,000
Hoff, Don G.*...............                      --         --   $  10,000            --            --            --            --
Knafel, Sidney R*...........                      --         --   $  10,000            --            --            --            --
LaBlanc, Robert E.*.........                      --         --   $  10,000            --            --            --            --
Lennox, Donald D............   $   8,500          --  $   7,500          --            --            --     $   7,500            --
McCorkindale, Douglas.......   $   8,500          --  $   7,500          --            --            --     $   7,500            --
Mooney, Thomas T............   $   8,500   $   7,500  $   7,500          --            --            --     $   7,500            --
Munn, Stephen P.............                      --         --          --            --            --            --     $   6,000
O'Brien, Thomas H.*.........               $   7,500         --          --            --            --            --            --
Owens Jr., Thomas A.*.......                      --         --   $  10,000     $   7,500            --            --            --
Sandberg, Sir Michael*......                      --         --          --            --            --            --            --
Smith, Robin B..............                      --         --          --            --     $   7,500            --            --
Stahl, Gerald A.*...........                      --         --          --     $   7,500            --            --            --
Stoneburn, Stephen*.........                      --         --          --     $   7,500            --            --            --
Teeters, Nancy H.*..........               $   7,500         --          --            --            --            --            --
Weil, III, Louis A. ........   $   8,500          --  $   7,500          --            --            --     $   7,500     $   6,000
Wellington, Robert, H.*.....                      --         --          --            --     $   7,500            --            --
Welshans, Merle T*..........                      --         --          --            --            --            --            --
Whitehead, Clay T...........                      --         --   $  10,000            --            --            --            --

                                                                      TOTAL
                                                                   COMPENSATION
                                                                  PAID TO BOARD
                                                        GLOBAL     MEMBERS FROM
                               UTILITY      GLOBAL       TOTAL    FUND AND FUND
INDEPENDENT BOARD MEMBER (1)    FUND      GOVERNMENT    RETURN     COMPLEX (2)
- ----------------------------  ---------  ------------  ---------  --------------
Beach, Edward D.............         --   $   18,750   $  18,500    $  159,000(20)+
Dorsey, Eugene C*...........         --           --          --    $   75,500(9)+
Eyre, Stephen C*............         --           --          --    $   41,000(4)+
Fortune, Robert, R.*........  $   9,000           --          --        20,250(3)+
Gold, Delayne D.............  $   9,000           --          --    $  183,250(24)+
Hauspurg, Arthur*...........         --           --          --    $   37,500(5)+
Hoff, Don G.*...............         --           --          --    $   50,625(5)+
Knafel, Sidney R*...........         --           --          --    $   35,500(4)+
LaBlanc, Robert E.*.........         --           --          --    $   35,500(4)+
Lennox, Donald D............         --   $   18,750          --    $   90,000(10)+
McCorkindale, Douglas.......         --   $   18,750          --    $   90,000(10)+
Mooney, Thomas T............         --   $   18,750   $  18,500    $  129,625(14)+
Munn, Stephen P.............         --           --          --    $   39,375(6)+
O'Brien, Thomas H.*.........         --           --          --    $   44,000(6)+
Owens Jr., Thomas A.*.......  $   9,000           --          --    $   87,000(12)+
Sandberg, Sir Michael*......         --           --   $  18,500    $   22,000(2)+
Smith, Robin B..............         --           --   $  18,500    $  100,741(10)+
Stahl, Gerald A.*...........         --           --          --    $   11,875(2)+
Stoneburn, Stephen*.........         --           --          --    $   44,875(7)+
Teeters, Nancy H.*..........         --           --   $  18,500    $  107,500(13)+
Weil, III, Louis A. ........         --   $   18,750          --    $   93,750(11)+
Wellington, Robert, H.*.....         --           --          --    $   19,000(3)+
Welshans, Merle T*..........  $   9,000           --          --    $   20,250(3)+
Whitehead, Clay T...........         --           --          --    $   35,500(4)+

- --------------------
 *  Indicates Board Member who is not standing for reelection.
 + Indicates number of Funds in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Richard A. Redeker and Harry A. Jacobs, Jr., who are "interested" Board Members, do not receive compensation from the Funds. Mr. Jacobs is not standing for reelection.
(2) No Fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

    In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current aggregate annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Shareholder Meetings. On a complex-wide basis, fourteen independent Board members have accepted this offer and are not standing for reelection to any Fund's Board.

    Board Members may elect to receive their Directors' or Trustees' fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of such

Board member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the applicable Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board member. The Fund's obligation to make payments of deferred Directors' and Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The nominees for election as Board members, their ages and a description of their principal occupations are listed below. Further information about the nominees or current Board members standing for reelection is set forth in Exhibits A - B. A table indicating each nominee's ownership of Fund shares is attached as Exhibit B.

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER
DIRECTORSHIPS.

    EDWARD D. BEACH (71), President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture Industries, Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill College; President and Director of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; President and Director of Global Utility Fund, Inc.; Director of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and Prudential Special Money Market Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

    DELAYNE DEDRICK GOLD (58), Marketing and Management Consultant; Director of Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund, Prudential Government Securities Trust and Prudential Municipal Series Fund.

    *ROBERT F. GUNIA (49), Director, Chief Administrative Officer, Executive Vice President, Treasurer and Chief Financial Officer of PMF; Comptroller of the Money Management Group of Prudential (since 1996); Senior Vice President of Prudential Securities; Vice President and Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc.

    DONALD D. LENNOX (77), Chairman (since February 1990) and Director (since April 1989) of International Imaging Materials, Inc.[ADD DESCRIPTION OF BUSINESS]; Retired Chairman, Chief Executive Officer and Director of Schlegel Corporation (industrial manufacturing) (March 1987 - February 1989); Director of Gleason Corporation, Personal Sound Technologies, Inc., Prudential Global Genesis Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc., The Global Government Plus Fund, Inc. and The High Yield Income Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and The Target Portfolio Trust.

    DOUGLAS H. MCCORKINDALE (57), Vice Chairman, Gannett Co. Inc. (publishing and media) (since March 1984); Director of Gannett Co. Inc., Frontier Corporation, Continental Airlines, Inc., Prudential

- --------------
 * Is or will be an interested Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

Distressed Securities Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and The Global Government Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund and Prudential Municipal Bond Fund.

    *MENDEL MELZER (35), Chief Financial Officer (since November 1995) of the Money Management Group of Prudential; formerly Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services (April 1993 - November 1995); Managing Director of Prudential Investment Advisors (April 1991
- -April 1993); Senior Vice President of Prudential Capital Corporation (July 1989
- -April 1991); Chairman and Director of Prudential Series Fund, Inc.

    THOMAS T. MOONEY (54), President of the Greater Rochester Metro Chamber of Commerce; former Rochester City Manager; Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority, Rochester Jobs, Inc., Executive Service Corps of Rochester, Monroe County Industrial Development Corporation, Northeast Midwest Institute, The Business Council of New York State, Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc., First Financial Fund, Inc., The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc. and The High Yield Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

    STEPHEN P. MUNN (54), Chairman (since January 1994), Director and President (since 1988) and Chief Executive Officer (1988 - December 1993) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Prudential Distressed Securities Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Small Companies Fund, Inc. and Prudential Tax-Free Money Fund, Inc.

    *RICHARD A. REDEKER (53), President, Chief Executive Officer and Director (since October 1993), PMF; Executive Vice President, Director and Member of the Operating Committee (since October 1993), Prudential Securities; Director (since October 1993) of Prudential Securities Group, Inc; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978 - September 1993); Director of Global Utility Fund, Inc., Prudential Allocation Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Global Total Return Fund, Inc., The Global Government Plus Fund, Inc., and The High Yield Income Fund, Inc.; Trustee of Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.**

- --------------
 * Is or will be an "interested" Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.
** Mr. Redeker has resigned as President and Chief Executive Officer and
   Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds.

    ROBIN B. SMITH (56), President (since September 1981) and Chief Executive Officer (since January 1988) of Publishers Clearing House; Director of BellSouth Corporation, The Omnicom Group, Inc., Texaco Inc., Spring Industries Inc., First Financial Fund, Inc., The Global Total Return Fund Inc., The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Jennison Fund, Inc. and Prudential Institutional Liquidity Portfolio, Inc.; Trustee of The Target Portfolio Trust.

    LOUIS A. WEIL, III (55), President and Chief Executive Officer (since January 1996) and Director (since September 1991) of Central Newspapers, Inc.; Chairman of the Board (since January 1996), Publisher and Chief Executive Officer (August 1991 - December 1995) of Phoenix Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989 - March 1991); formerly President, Publisher & CEO of The Detroit News (February 1986 - August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester; Trustee of Prudential Allocation Fund, Prudential Distressed Securities Fund, Inc., Prudential Equity Income Fund, Prudential Government Securities Trust and Prudential Municipal Bond Fund; Director of Prudential Global Genesis Fund, Inc., Prudential High Yield Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Tax-Free Money Fund, Inc. and The Global Government Plus Fund, Inc.

    CLAY T. WHITEHEAD (57), President, National Exchange Inc. [DESCRIPTION OF BUSINESS] (since May 1983); Director of Prudential Distressed Securities Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc.

    Each Fund has a nominating committee and an audit committee, the members of which are the independent Board members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board. Information about the number of Board and Committee meetings held during the most recent fiscal year ended for each Fund is included in Exhibit C. Information concerning Fund officers is set forth in Exhibit D.

    NOTE: MESSRS. GUNIA AND MELZER HAVE NOT TO DATE BEEN NOMINATED BY PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC., PRUDENTIAL EQUITY FUND, INC. AND PRUDENTIAL SMALL COMPANIES FUND, INC.

    REQUIRED VOTE. For the election of each Board, the candidates receiving the affirmative vote of a majority of the votes cast for the election of Board Members will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES
                                 PROPOSAL NO. 2

    RELEVANT FUNDS. Changes to fundamental investment restrictions and policies are proposed for all Funds, except Allocation, Global Limited Maturity, Global Government and Global Total Return. Some of the proposed changes apply only to certain Funds. See "Proposed Changes" below for listings of the Funds to which each specific change applies.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the Investment Company Act, each of the Funds has adopted certain fundamental investment restrictions and policies (fundamental restrictions), which are set forth in the Fund's prospectus or statement of additional information, and may be changed only with

Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, which could result in minor but unintended differences in effect or potentially give rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate certain fundamental restrictions that are not legally required. In certain instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions, in which event they could be further modified by the Board.

    The Board of each Fund believes that the proposed changes to the Fund's fundamental restrictions will enhance management's ability to manage efficiently and effectively the Fund's assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the cost and delays of a Shareholder meeting when making changes to investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate at this time that the changes, individually or in the aggregate, will result in a major restructuring of any Fund's investment portfolio.

    A summary description of each proposed change to the Funds' fundamental restrictions is set forth below. Shareholders should refer to Exhibit E to this proxy statement for the text of the Funds' fundamental restrictions as proposed to be amended.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of certain fundamental restrictions under Proposal No. 2. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal No. 2 will result in a change to both. Proposal No. 2 will not result in a change to any Fund's investment objective, even though the objective is a fundamental policy, except with respect to Prudential Utility Fund.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

  ITEM NO.                                   APPLICABLE FUND(S)
- ------------  --------------------------------------------------------------------------------
Item 2(a)     Equity Income, Small Companies
Item 2(b)     Equity, Equity Income, Intermediate Global, Jennison, Small Companies
Item 2(c)     Equity, Multi-Sector
Item 2(d)     Small Companies
Item 2(e)     Small Companies
Item 2(f)     Utility

ITEM 2(A). APPROVAL OF AMENDMENTS OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENT IN SHARES OF OTHER INVESTMENT COMPANIES.

    PROPOSED CHANGES. The relevant Funds affected by this item 2(a) are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be eliminated. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.

    RELEVANT FUNDS.

                                                                             EXISTING INVESTMENT
                                                                             RESTRICTION NUMBER
FUND NAME                                                                      (SEE EXHIBIT E)
- --------------------------------------------------------------------------  ---------------------
Prudential Equity Income Fund.............................................              #11
Prudential Small Companies Fund, Inc......................................               #8

    Upon the approval of Item 2(a), the existing fundamental restriction regarding the purchase of shares of investment companies will be modified so that the applicable Funds will be permitted to invest a larger portion of their assets in securities of investment companies.
    DISCUSSION: With respect to each Fund's fundamental investment restriction relating to investing in shares of other investment companies, the increase in the limit is designed to make the limitation co-extensive with the limitation of the Investment Company Act which permits a fund to invest up to 10% of its total assets in the shares of other investment companies in the aggregate (with the restrictions that (i) a fund may invest no more than 5% of its total assets in any one investment company and (ii) a fund may not own more than 3% of the total outstanding voting stock of any one investment company). The Boards believe the proposed amendment would provide the Subadviser with additional flexibility to take advantage of investment opportunities. However, because any shares that a Fund holds in another investment company will be subject to the management fees and expenses of such investment company, investment by a Fund in other investment companies may result, in effect, in payment by shareholders of duplicate fees and expenses. See Exhibit E.
ITEM 2(B). APPROVAL OF AMENDMENTS OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING THE PURCHASE OF SECURITIES OF ISSUERS IN BUSINESS FOR LESS THAN THREE YEARS.
    PROPOSED CHANGES. The relevant Funds affected by this item 2(b)are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be eliminated. The language of the investment restriction is found in Exhibit E.
    RELEVANT FUNDS.

                                                                              EXISTING INVESTMENT
                                                                              RESTRICTION NUMBER
FUND NAME                                                                       (SEE EXHIBIT E)
- --------------------------------------------------------------------------  -----------------------
Prudential Equity Fund, Inc...............................................                #6
Prudential Equity Income Fund.............................................                #6
Prudential Intermediate Global Income Fund, Inc...........................                #2
Prudential Jennison Fund, Inc.............................................                #5
Prudential Small Companies Fund, Inc......................................                #4

    Upon the approval of Item No. 2(b), the existing fundamental restriction regarding the purchase of securities of issuers in business for less than three years would be eliminated. The Funds would in turn become subject to the following non-fundamental restriction:
    The Fund may not:
      "Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality."
    DISCUSSION: With respect to each Fund's fundamental investment restriction relating to investing in "unseasoned issuers," such restriction was initially placed in each Fund's registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Subadviser believes that the restriction is confining and has recommended to the Boards that it be eliminated. The Boards believe it prudent to delete this investment restriction as fundamental and permit the Boards the flexibility to relax the restriction if legislative or regulatory changes so permit.
ITEM 2(C). APPROVAL OF AMENDMENTS TO THE FUNDS' INVESTMENT RESTRICTION RELATING TO SECURITIES LENDING.
    PROPOSED CHANGES. The relevant Funds affected by this item are listed below. Next to the Fund name is the respective investment restriction number which is proposed to be modified. The language of the current investment restriction as well as the modified investment restriction is found in Exhibit E.
    RELEVANT FUNDS.

                                                                             EXISTING INVESTMENT
                                                                             RESTRICTION NUMBER
FUND NAME                                                                      (SEE EXHIBIT E)
- --------------------------------------------------------------------------  ---------------------
Prudential Equity Fund, Inc...............................................              #12
Prudential Multi-Sector Fund, Inc.........................................              #13

    DISCUSSION: Currently, the Funds' investment restrictions limit the permissible amount of loans of portfolio securities to 10% of each Fund's total assets. The Prudential Investment Corporation, Subadviser to each Fund, has recommended, and the Boards have approved, that a change be made to increase the percentage of portfolio securities that the Funds may lend to 30%, subject to shareholder approval.
    Securities lending is a strategy commonly used to enhance the returns of mutual funds. The Subadviser believes that some of the most profitable opportunities for securities lending currently exist in the global equity markets, where there is generally less competition and sophistication, thereby creating opportunities for wider lending spreads. The Manager and Subadviser therefore believe that an increase in the currently allowable percentage of securities lending to 30% of total assets may potentially permit the Funds to generate higher incremental returns to shareholders. Each Fund is currently subject to the risks of securities lending and, if the proposal is approved, may subject a larger portion of Fund assets to such risks. As with any lending arrangement, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. There are additional risks with respect to international lending. Although the Subadviser believes that soon after entering into the securities lending transaction most collateral will be transferred to a Fund's domestic custodian, should collateral be maintained by a foreign subcustodian, there could be additional delays in recovering such collateral. Further, should a Fund have difficulty in recovering securities that are called, the Fund may be required to buy the same securities at market price to cover its delivery obligations.

ITEM 2(D). APPROVAL OF AN AMENDMENT OF THE FUND'S INVESTMENT POLICIES TO PERMIT THE FUND TO PURCHASE AND SELL OPTIONS ON STOCK AND STOCK INDICES IN THE OVER-THE-COUNTER MARKET.

    PROPOSED CHANGE. The Small Companies Fund would be permitted to purchase and sell over-the-counter options on stocks and options on stock indices.

    RELEVANT FUND.  Prudential Small Companies Fund, Inc.

    DISCUSSION: Currently, the Fund is permitted to purchase and write (I.E., sell) put and call options on equity securities that are traded on securities exchanges or stock indices that are traded on national securities exchanges or listed on NASDAQ (listed options). At a meeting held on May 8, 1996, the Board authorized the Fund, subject to shareholder approval, to purchase and sell over-the-counter stock options and options on indices (OTC options). If shareholders approve the current proposal, no further approval will be requested of shareholders if market conditions, developments in investment strategies or available options, listed or over-the-counter, warrant in the Board's view changes in the Fund's policies or practices in respect of options on securities or indices.

    The Fund intends to use OTC options for the same purposes for which it currently uses, or considers for use, listed options, namely, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Board of Directors believes that the ability to purchase and sell OTC options expands the investment tools available to the Fund's investment adviser and will benefit the Fund. Accordingly, the Board recommends that shareholders of the Fund approve the amendment.

    GENERAL. Most of the investment characteristics of OTC options are similar to those of listed options, although there are some significant differences. A brief summary of the common characteristics of OTC and listed options follows, after which there is a discussion of the principal differences.

    OPTIONS ON STOCK. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium paid, the right to sell the underlying security at a specified price. In the case of both put and call options, listed options may be exercised at any time during the term of the option and OTC options be exercised either at any time during the term or on the last day (or during any other period or upon the occurrence of an event agreed by the parties).

    Options are "covered" if, so long as the writer is obligated under the option, it owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the writer holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid, unencumbered assets in a segregated account with its Custodian.

    Settlement of listed options on stocks requires the delivery of the underlying securities; settlement of OTC options may be require such delivery or may provide for cash settlement of the difference between the value of the security and the exercise price.

    OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

PRINCIPAL DIFFERENCES BETWEEN OTC OPTIONS AND LISTED OPTIONS

    CREDIT RISK. To secure the obligation to deliver the underlying security or to pay the exercise price in the case of a listed option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of exchange-traded options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction. Accordingly, the holder of the option is not required to consider or look to the creditworthiness of the option writer.

    In contrast, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. Consequently, the value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, PIC will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    TERMINATING OPTION OBLIGATIONS. If the writer of a listed option wishes to terminate its obligation to purchase or deliver a security, it may effect a "closing purchase transaction". This is accomplished by buying a listed option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of a listed option. Similarly, an investor which is the holder of a listed option may liquidate his or her position by effecting a "closing sale transaction". This is accomplished by writing (selling) a listed option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. (See "Illiquidity" below.)

    Again in contrast, it is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

    ILLIQUIDITY. Although listed options are not subject to any contractual or legal limitation on resale, a liquid secondary market may not always be available for one or more of the following or other reasons: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist.

    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the SEC staff has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

LIMITATIONS ON PURCHASE AND SALE OF OTC OPTIONS

    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

    The Board of Directors believes that approval of Item 2(d) is in the best interests of the Small Companies Fund and its shareholders because it would provide additional flexibility in the management of the Fund's portfolio. If the proposed modification is not approved, the Fund will not be able to purchase or sell options in the over-the-counter market.

ITEM 2(E). APPROVAL OF AN AMENDMENT OF THE FUND'S INVESTMENT POLICIES AND RESTRICTIONS TO PERMIT THE FUND TO ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    PROPOSED CHANGE. Investment Restrictions Nos. 6 and 9 of the Small Companies Fund would be modified to permit that Fund to engage in foreign currency exchange transactions.

    RELEVANT FUND.  Prudential Small Companies Fund, Inc.

    DISCUSSION: At a meeting held on May 8, 1996, the Board of Directors of the Fund approved amendments to Investment Restriction Nos. 6 and 9 which, if approved by shareholders, would permit the Fund to hedge the foreign portion of its portfolio by entering into forward foreign currency exchange contracts, options on foreign currencies, and futures contracts on foreign currencies and options thereon. The proposed amendments would complement the Fund's current ability to invest up to 15% of its total assets in foreign securities.

    The text of the proposed changes to Investment Restriction Nos. 6 and 9 is set forth in Exhibit E.

    Set forth below is a discussion of the Fund's proposed use of forward foreign currency exchange contracts, options on foreign currencies, and futures contracts on foreign currencies and options thereon.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    When the Fund invests in foreign securities, the Fund proposes to enter into forward contracts in several circumstances to protect the value of its portfolio. There can be no assurance that this will be successful. The Fund would not be able to use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund would be able to enter. However, the Fund's dealings in forward contracts would be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). The Fund would not speculate in forward contracts. The Fund would not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund would be permitted to buy and sell futures contracts on foreign currencies and groups of foreign currencies (futures contracts) such as the European Currency Unit, and options thereon solely for hedging purposes. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union. The Fund would engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund would have to allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract would be valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "marking to market."

    The Fund intends to engage in futures contracts on foreign currencies and options on these futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. There can be no assurance that these hedging strategies will be successful.

OPTIONS ON FOREIGN CURRENCIES

    The Fund would be able to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund would have the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    The Fund would be able to purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there were a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities would decline even though the foreign currency value remained the same. See "Risks of Investing in Forward Foreign Currency

Exchange Contracts, Options on Foreign Currencies and Futures Contracts on Foreign Currencies and Options Thereon" below. To hedge against the decline of the foreign currency, the Fund would be able to purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declined, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund would be able to write a call option on a futures contract on the foreign currency. If the value of the foreign currency declined, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the investment adviser anticipated purchasing a foreign security and also anticipated a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund would be able to purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates moved as anticipated, the option would expire unexercised.

RISKS OF INVESTING IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

    The Fund's successful use of forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon would depend upon the investment adviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. There is no assurance it will be able to do so. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

    These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments would hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchased these instruments to hedge against currency advances before it invested in securities denominated in such currency and the currency market declined, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions would depend on market liquidity. The ability of the Fund to close out a futures position or an option would depend upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. There can be no assurance that the Fund will be able successfully to hedge its portfolio or that foreign exchange rates will be sufficiently predictable to enable the investment adviser successfully to employ hedging (including cross hedging) techniques.

    The Board of Directors believes that adoption of Item 2(e) is in the best interests of the Small Companies Fund and its shareholders since the ability to hedge the Fund's foreign portfolio would be important during periods of volatility in the foreign currency markets. If the proposed changes in Investment Restriction Nos. 6 and 9 and related investment policies are not approved, the Fund would not be able to engage in forward foreign currency exchange contracts, options on foreign currencies, and futures contracts on foreign currencies and options thereon.

ITEM 2(F). APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND, INC.

    PROPOSED CHANGE. The current investment objective of the Utility Fund is "to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies." It is proposed that this objective be changed to "total return through a combination of current income and capital appreciation."

    RELEVANT FUND.  Prudential Utility Fund, Inc.

    DISCUSSION: At the request of the Fund's Subadviser, the Board of Directors has considered and recommends for Shareholder approval a change in the Fund's investment objective. The current investment objective of the Fund is "to seek high current income and moderate capital appreciation through investment in equity and debt securities of utility companies." It is proposed that the investment objective be changed to "total return through a combination of current income and capital appreciation." The Fund would seek to achieve its objective through investment in equity and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies.

    The Subadviser has recommended this change in investment objective because of a general change occurring in the market for securities of utility companies. Deregulation and greater competition are changing the structure of utilities companies, causing (1) greater uncertainty in the market, (2) the creation of "non-traditional" utilities with minimal or no yields (such as cable television, wireless communication and independent power companies) and (3) the restructuring of traditional utilities in order to remain competitive. As a result, utility yields have declined in recent years, and for many companies there has been less emphasis on paying high dividends. In recent years, there has also been greater volatility in the market for utilities companies.

    The Subadviser believes that it is in the Shareholders' best interest to lessen the Fund's emphasis on current income, both because of the lower yields currently available in the market and the greater impact made by capital gains on total returns in years such as 1995. Yield on equities in general have decreased significantly in recent years. In 1986, the average yield of the stocks comprising the S & P 500 Index was 3.8% versus 2.1% currently. Over the same time, the average yield of traditional utilities stocks declined from 7.8% to 6%. Currently, telephone stocks yield approximately 4% on average while gas pipeline and distribution company yields range from 2.5% to 5.5%. International utility yields tend to be lower than in the U.S. because of differing attitudes towards current income. In some cases, yields may be as low as 1% to 2% for a traditional electric utility. Dividend policy differs significantly from country to country.

    If the Fund were to continue to seek high current income in today's market, it would have to consider holding a greater percentage of its assets in bonds in lieu of common stocks and preferred stocks. The Subadviser does not believe that maintaining a large weighting in bonds for yield enhancement is in the best interest of Shareholders.

    If this proposed change in investment objective is approved, the Subadviser would continue to invest, under normal circumstances, at least 80% of the Fund's assets in the securities of utilities companies and would invest primarily in common stocks of utilities companies that the investment adviser believes have the potential for total return, which includes both current income and capital appreciation. The Subadviser believes that changing the Fund's objective to reduce the emphasis on current income and increase the emphasis on total return could enhance its ability to manage the Fund in the long term interests of Shareholders. Of course, there can be no assurance that the Fund will achieve its objective.

                                 *  *  *  *  *

    REQUIRED VOTE FOR PROPOSAL 2, ITEMS (a) - (f): Approval of each of the six items contemplated by Proposal No. 2 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. Shareholders of any Fund may vote against the changes proposed in any item with respect to specific fundamental restrictions applicable to their Fund in the manner indicated on the proxy card.

    IF ONE OR MORE OF THE NUMBERED ITEMS CONTEMPLATED BY PROPOSAL NO. 2 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE RELATED, EXISTING FUNDAMENTAL RESTRICTIONS OF THAT FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL NO. 2 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL NO. 2 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                           RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 3)

    RELEVANT FUNDS.  All Funds.

    DISCUSSION: Under Proposal No. 3, Shareholders of each Fund are asked to ratify their Board's selection of independent accountants for their Fund. The accountants for each Fund audit the Fund's financial statements for each fiscal year.

    The policy of the Board of each of the Funds regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee of each Board reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of each Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

    During the last fiscal year, Deloitte & Touche LLP served as accountants for Allocation, Equity Income, Global Limited Maturity, Jennison, Multi-Sector and Global Total Return and Price Waterhouse LLP served as accountants for Equity, Intermediate Global, Small Companies, Utility and Global Government. The Boards of each of these Funds have selected their respective accountants to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of those Funds at the Meetings.

    Representatives of the accountants are not expected to be present at the Meetings but will be available to answer any questions or make any statements should any matters arise requiring their presence. Deloitte & Touche LLP and Price Waterhouse LLP have informed the Funds for which they will act as accountants that they have no material direct or indirect financial interest in these Funds.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's Accountant unless contrary instructions are given.

    REQUIRED VOTE. For each Fund, approval of Proposal No. 3 requires a vote of a majority of the votes cast with respect to Proposal No. 3 at the Meeting, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or Prudential Mutual Fund Management, who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.

                                                                                                   ESTIMATED
                                                                                                  SOLICITATION
FUND                                                                                           FEES AND EXPENSES
- --------------------------------------------------------------------------------------------  --------------------
Prudential Allocation Fund..................................................................
    Balanced Portfolio......................................................................
    Strategy Portfolio......................................................................
Prudential Equity Fund, Inc.................................................................
Prudential Equity Income Fund...............................................................
Prudential Global Limited Maturity Fund, Inc................................................
Prudential Intermediate Global Income Fund, Inc.............................................
Prudential Jennison Fund, Inc...............................................................
Prudential Multi-Sector Fund, Inc...........................................................
Prudential Small Companies Fund, Inc........................................................
Prudential Utility Fund, Inc................................................................
The Global Government Plus Fund, Inc........................................................
The Global Total Return Fund, Inc...........................................................

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit a proposal to be considered at a Fund's next annual meeting of Shareholders should send the proposal to that Fund at One Seaport Plaza, New York, New York 10292, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

    The By-laws of each Fund provide that the Fund will not be required to hold annual meetings of shareholders if the election of Board members is not required under the Investment Company Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          S. JANE ROSE
                                          SECRETARY
August   , 1996
   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A         --  Year in Which Each Current Board Member Standing for Re-election
                       Became a Member of the Board.........................................        A-1

Exhibit B         --  Fund Ownership of Nominees and Current Board Members..................        B-1

Exhibit C         --  Board and Committee Information.......................................        C-1

Exhibit D         --  Officer Information...................................................        D-1

Exhibit E         --  Fundamental Restrictions..............................................        E-1

                                                                       EXHIBIT A

                  YEAR IN WHICH CURRENT BOARD MEMBER STANDING
                  FOR REELECTION BECAME A MEMBER OF THE BOARD*

                                                                          NAME OF FUNDS
                                          ------------------------------------------------------------------------------
                                                                                                  INTERM.
                                                                        EQUITY     GLOBAL LTD.    GLOBAL
           DIRECTORS/TRUSTEES              ALLOCATION      EQUITY       INCOME      MATURITY      INCOME      JENNISON
- ----------------------------------------  -------------  -----------  -----------  -----------  -----------  -----------

Edward D. Beach.........................         1987          1986         1986
Delayne D. Gold.........................                       1982                      1990
Donald D. Lennox........................         1987                       1987
Douglas McCorkindale....................         1987                       1987
Thomas T. Mooney........................         1987          1986         1986
Stephen P. Munn.........................
Richard A. Redeker......................         1993          1993         1993         1993         1993         1995
Robin B. Smith..........................                                                                           1995
Louis A. Weil, III......................         1987                       1986
Clay T. Whitehead.......................

                                                                                                  GLOBAL
                                            MULTI-         SMALL                     GLOBAL        TOTAL
           DIRECTORS/TRUSTEES               SECTOR       COMPANIES      UTILITY    GOV'T PLUS     RETURN
- ----------------------------------------  -----------  -------------  -----------  -----------  -----------
Edward D. Beach.........................        1990                                     1987         1986
Delayne D. Gold.........................                      1982          1981
Donald D. Lennox........................        1990                                     1987
Douglas McCorkindale....................        1990                                     1987
Thomas T. Mooney........................        1990                                     1987         1986
Stephen P. Munn.........................                      1991
Richard A. Redeker......................        1993          1995          1993         1993         1993
Robin B. Smith..........................                                                              1986
Louis A. Weil, III......................        1990          1991                       1987
Clay T. Whitehead.......................

- ----------------
*Excludes Robert F. Gunia and Mendel Melzer, who are not presently members of these Boards. All nominees were nominated in 1996.

                                                                       EXHIBIT B

             FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS*

                                                                                              NO. OF SHARES HELD AS
 NOMINEES OR CURRENT BOARD MEMBERS                                                                      OF
 WHO ARE STANDING FOR RE-ELECTION                             FUND                                AUGUST 9, 1996
- -----------------------------------  -------------------------------------------------------  ----------------------

Edward D. Beach                      NA                                                                     NA
Delayne D. Gold                      NA                                                                     NA
Donald D. Lennox                     Prudential Intermediate Global Income Fund, Inc.                 [970.186
                                     The Global Government Plus Fund, Inc.                           4,168.270
Douglas McCorkindale                 NA                                                                     NA
Thomas T. Mooney                     Prudential Allocation Fund (Strategy Portfolio)                   443.319
                                     Purdential Equity Fund, Inc.                                    2,943.131
                                     Prudential Equity Income Fund                                     819.170
                                     Purdential Multi-Sector Fund, Inc.                              1,320.695
                                     The Global Government Plus Fund, Inc.                           2,720.353
                                     The Global Total Return Fund, Inc.                              3,567.715
Stephen P. Munn                      NA                                                                     NA
Richard A. Redeker                   Prudential Equity Fund, Inc.                                      775.287
                                     Prudential Multi-Sector Fund, Inc.                              2,832.534
Robin B. Smith                       Prudential Jennison Fund, Inc.                                    543.245
                                     Prudential Multi-Sector Fund, Inc.                              2,369.607
                                     The Global Total Return Fund, Inc.                              6,125.073
Louis A. Weil, III                   Prudential Multi-Sector Fund, Inc.                                650.636
Clay T. Whitehead                    Prudential Global Limited Maturity Fund, Inc.                     639.906]

- ----------------
** Excludes Robert F. Gunia and Mendel Melzer who are not presently members of these Boards.

                                                                       EXHIBIT C

                        BOARD AND COMMITTEE INFORMATION

                                                                          GLOBAL       INTERM.
                                                             EQUITY        LTD.        GLOBAL                     MULTI-
                                ALLOCATION^    EQUITY**      INCOME^     MATURITY      INCOME*     JENNISON      SECTOR^^^
                               -------------  -----------  -----------  -----------  -----------  -----------  -------------

Annual Fee...................    $   8,500     $   7,500    $   7,500    $  10,000    $   7,500    $   7,500     $   7,500
Fee for Attendance of Board
 Meetings....................           NA            NA           NA           NA           NA           NA            NA
Fee for Attendance of
 Committee Meetings..........           NA            NA           NA           NA           NA           NA            NA
Number of Board Meetings
 during the Last Fiscal
 Year........................            7             4            8            5            5            1             4
Number of Audit Committee
 Meetings during the Last
 Fiscal Year.................            2             2            2            4            2            0             2
Number of Nominating
 Committee Meetings during
 the Last Fiscal Year........            1             0            0            0            0            0             1

                                                                 GLOBAL       GLOBAL
                                     SMALL                        GOV'T        TOTAL
                                  COMPANIES^^      UTILITY**     PLUS***     RETURN**
                               -----------------  -----------  -----------  -----------
Annual Fee...................      $   6,000       $   9,000    $  10,000    $   8,000
Fee for Attendance of Board
 Meetings....................             NA              NA    [$  1,250]   [$  1,500]
Fee for Attendance of
 Committee Meetings..........             NA              NA           NA           NA
Number of Board Meetings
 during the Last Fiscal
 Year........................              5               6           10            8
Number of Audit Committee
 Meetings during the Last
 Fiscal Year.................              3               2            2            2
Number of Nominating
 Committee Meetings during
 the Last Fiscal Year........              0               0            0            0

- --------------------
     * Richard A. Redeker attended fewer than 75% of the number of Board meetings held during the most recent fiscal year.
    ** Harry A. Jacobs, Jr. attended fewer than 75% of the number of Board meetings held during the most recent fiscal year.
   *** Harry A. Jacobs, Jr. and Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Directors, the Audit Committee and Nominating Committee held during the most recent fiscal year for which each such Director has been a member.
    ^Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Trustees, the Audit Committee and Nominating Committee held during the most recent fiscal year.
  ^^Harry A. Jacobs, Jr., Stephen P. Munn and Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Directors, the Audit Committee and Nominating Committee held during the most recent fiscal year for which each such Director has been a member.
^^^Donald D. Lennox and Louis A. Weil, III attended fewer than 75% of the aggregate of the total number of meetings of the Directors, the Audit Committee and Nominating Committee held during the most recent fiscal year.

                                                                       EXHIBIT D

                              OFFICER INFORMATION

          NAME, AGE, PRINCIPAL                                                       GLOBAL
          BUSINESS OCCUPATION                                              EQUITY     LTD.
        FOR THE PAST FIVE YEARS            OFFICE    ALLOCATION   EQUITY   INCOME   MATURITY
- ----------------------------------------  ---------  ----------   ------   ------   --------

RICHARD A. REDEKER (53),                  PRESIDENT     1995       1995     1995      1995
 PRESIDENT, CHIEF EXECUTIVE OFFICER AND
 DIRECTOR (SINCE OCTOBER 1993), PMF;
 EXECUTIVE VICE PRESIDENT, DIRECTOR AND
 MEMBER OF THE OPERATING COMMITTEE
 (SINCE OCTOBER 1993), PRUDENTIAL
 SECURITIES; DIRECTOR (SINCE OCTOBER
 1993) OF PRUDENTIAL SECURITIES GROUP,
 INC.; EXECUTIVE VICE PRESIDENT PIC
 (SINCE JULY 1994); DIRECTOR (SINCE
 JANUARY 1994) OF PRUDENTIAL MUTUAL FUND
 DISTRIBUTORS, INC. (PMFD) AND
 PRUDENTIAL MUTUAL FUND SERVICES, INC.
 (PMFS); FORMERLY SENIOR EXECUTIVE VICE
 PRESIDENT AND DIRECTOR OF KEMPER
 FINANCIAL SERVICES, INC. (SEPTEMBER
 1978-SEPTEMBER 1993); PRESIDENT AND
 DIRECTOR OF THE HIGH YIELD INCOME FUND,
 INC.
ROBERT F. GUNIA (49),                     VICE          1987       1987     1987      1990
 DIRECTOR (SINCE JANUARY 1989), CHIEF     PRESIDENT
 ADMINISTRATIVE OFFICER (SINCE JULY
 1990), AND EXECUTIVE VICE PRESIDENT,
 TREASURER AND CHIEF FINANCIAL OFFICER
 (SINCE JUNE 1987) OF PMF; COMPTROLLER
 OF THE MONEY MANAGEMENT GROUP OF
 PRUDENTIAL (SINCE 1996); SENIOR VICE
 PRESIDENT (SINCE MARCH 1987) OF
 PRUDENTIAL SECURITIES; EXECUTIVE VICE
 PRESIDENT, TREASURER AND COMPTROLLER
 (SINCE MARCH 1991) OF PMFD; DIRECTOR
 (SINCE JUNE 1987) OF PMFS; VICE
 PRESIDENT AND DIRECTOR OF THE ASIA
 PACIFIC FUND, INC. (SINCE MAY 1989)
SUSAN C. COTE (41),                       TREASURER     1987                1987
 MANAGING DIRECTOR, PRUDENTIAL
 INVESTMENT ADVISORS, AND VICE
 PRESIDENT, THE PRUDENTIAL INVESTMENT
 CORPORATION (SINCE FEBRUARY 1995);
 SENIOR VICE PRESIDENT (JANUARY
 1989-JANUARY 1995) OF PMF; SENIOR VICE
 PRESIDENT (JANUARY 1992-JANUARY 1995)
 AND VICE PRESIDENT (JANUARY
 1986-DECEMBER 1991) OF PRUDENTIAL
 SECURITIES
EUGENE S. STARK (38),                     TREASURER                1995
 FIRST VICE PRESIDENT (SINCE JANUARY
 1990) OF PMF

          NAME, AGE, PRINCIPAL            GLOBAL   GLOBAL   INTERM
          BUSINESS OCCUPATION             GOV'T    TOTAL    GLOBAL              MULTI-     SMALL
        FOR THE PAST FIVE YEARS            PLUS    RETURN   INCOME   JENNISON   SECTOR   COMPANIES   UTILITY
- ----------------------------------------  ------   ------   ------   --------   ------   ---------   -------
RICHARD A. REDEKER (53),                   1995     1995     1995      1995      1995      1995       1995
 PRESIDENT, CHIEF EXECUTIVE OFFICER AND
 DIRECTOR (SINCE OCTOBER 1993), PMF;
 EXECUTIVE VICE PRESIDENT, DIRECTOR AND
 MEMBER OF THE OPERATING COMMITTEE
 (SINCE OCTOBER 1993), PRUDENTIAL
 SECURITIES; DIRECTOR (SINCE OCTOBER
 1993) OF PRUDENTIAL SECURITIES GROUP,
 INC.; EXECUTIVE VICE PRESIDENT PIC
 (SINCE JULY 1994); DIRECTOR (SINCE
 JANUARY 1994) OF PRUDENTIAL MUTUAL FUND
 DISTRIBUTORS, INC. (PMFD) AND
 PRUDENTIAL MUTUAL FUND SERVICES, INC.
 (PMFS); FORMERLY SENIOR EXECUTIVE VICE
 PRESIDENT AND DIRECTOR OF KEMPER
 FINANCIAL SERVICES, INC. (SEPTEMBER
 1978-SEPTEMBER 1993); PRESIDENT AND
 DIRECTOR OF THE HIGH YIELD INCOME FUND,
 INC.
ROBERT F. GUNIA (49),                      1987              1988      1995      1990      1987       1987
 DIRECTOR (SINCE JANUARY 1989), CHIEF
 ADMINISTRATIVE OFFICER (SINCE JULY
 1990), AND EXECUTIVE VICE PRESIDENT,
 TREASURER AND CHIEF FINANCIAL OFFICER
 (SINCE JUNE 1987) OF PMF; COMPTROLLER
 OF THE MONEY MANAGEMENT GROUP OF
 PRUDENTIAL (SINCE 1996); SENIOR VICE
 PRESIDENT (SINCE MARCH 1987) OF
 PRUDENTIAL SECURITIES; EXECUTIVE VICE
 PRESIDENT, TREASURER AND COMPTROLLER
 (SINCE MARCH 1991) OF PMFD; DIRECTOR
 (SINCE JUNE 1987) OF PMFS; VICE
 PRESIDENT AND DIRECTOR OF THE ASIA
 PACIFIC FUND, INC. (SINCE MAY 1989)
SUSAN C. COTE (41),                        1990                                  1990
 MANAGING DIRECTOR, PRUDENTIAL
 INVESTMENT ADVISORS, AND VICE
 PRESIDENT, THE PRUDENTIAL INVESTMENT
 CORPORATION (SINCE FEBRUARY 1995);
 SENIOR VICE PRESIDENT (JANUARY
 1989-JANUARY 1995) OF PMF; SENIOR VICE
 PRESIDENT (JANUARY 1992-JANUARY 1995)
 AND VICE PRESIDENT (JANUARY
 1986-DECEMBER 1991) OF PRUDENTIAL
 SECURITIES
EUGENE S. STARK (38),                                                                      1995
 FIRST VICE PRESIDENT (SINCE JANUARY
 1990) OF PMF

          NAME, AGE, PRINCIPAL                                                       GLOBAL
          BUSINESS OCCUPATION                                              EQUITY     LTD.
        FOR THE PAST FIVE YEARS            OFFICE    ALLOCATION   EQUITY   INCOME   MATURITY
- ----------------------------------------  ---------  ----------   ------   ------   --------
GRACE C. TORRES (37),                     TREASURER                                   1995
 FIRST VICE PRESIDENT (SINCE MARCH 1994)
 OF PMF; FIRST VICE PRESIDENT OF
 PRUDENTIAL SECURITIES (SINCE MARCH
 1994); PRIOR THERETO VICE PRESIDENT OF
 BANKERS TRUST CORPORATION
STEPHEN M. UNGERMAN (42),                 ASSISTANT     1995       1995     1995      1995
 FIRST VICE PRESIDENT (SINCE FEBRUARY     TREASURER
 1993) OF PMF; PRIOR THERETO, SENIOR TAX
 MANAGER OF PRICE WATERHOUSE
 (1981-JANUARY 1993)
S. JANE ROSE (50),                        SECRETARY     1987       1984     1986      1990
 SENIOR VICE PRESIDENT (SINCE JANUARY
 1991) AND SENIOR COUNSEL (SINCE JUNE
 1987) OF PMF; SENIOR VICE PRESIDENT AND
 SENIOR COUNSEL OF PRUDENTIAL SECURITIES
 (SINCE JULY 1992); FORMERLY VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES
DEBORAH. A. DOCS (38),                    ASSISTANT     1989
 VICE PRESIDENT AND ASSOCIATE GENERAL     SECRETARY
 COUNSEL (SINCE JANUARY 1993) OF PMF;
 VICE PRESIDENT AND ASSOCIATE GENERAL
 COUNSEL OF PRUDENTIAL SECURITIES (SINCE
 JANUARY 1993); PREVIOUSLY ASSOCIATE
 VICE PRESIDENT (JANUARY 1990-
 DECEMBER 1992) AND ASSISTANT GENERAL
 COUNSEL (NOVEMBER 1991-DECEMBER 1992)
 OF PMF
MARGUERITE MORRISON (40),                 ASSISTANT     1991                1991
 VICE PRESIDENT AND ASSOCIATE GENERAL     SECRETARY
 COUNSEL (SINCE JUNE 1991) OF PMF; VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES
ELLYN A. VOGIN (35),                      ASSISTANT                         1995
 VICE PRESIDENT AND ASSOCIATE GENERAL     SECRETARY
 COUNSEL (SINCE MARCH 1995) OF PMF; VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES (SINCE MARCH
 1995); PRIOR THERETO, ASSOCIATED WITH
 THE LAW FIRM OF FULBRIGHT & JAWORSKI
 LLP

          NAME, AGE, PRINCIPAL            GLOBAL   GLOBAL   INTERM
          BUSINESS OCCUPATION             GOV'T    TOTAL    GLOBAL              MULTI-     SMALL
        FOR THE PAST FIVE YEARS            PLUS    RETURN   INCOME   JENNISON   SECTOR   COMPANIES   UTILITY
- ----------------------------------------  ------   ------   ------   --------   ------   ---------   -------
GRACE C. TORRES (37),                                        1995
 FIRST VICE PRESIDENT (SINCE MARCH 1994)
 OF PMF; FIRST VICE PRESIDENT OF
 PRUDENTIAL SECURITIES (SINCE MARCH
 1994); PRIOR THERETO VICE PRESIDENT OF
 BANKERS TRUST CORPORATION
STEPHEN M. UNGERMAN (42),                  1995     1995     1995      1995      1995      1995       1995
 FIRST VICE PRESIDENT (SINCE FEBRUARY
 1993) OF PMF; PRIOR THERETO, SENIOR TAX
 MANAGER OF PRICE WATERHOUSE
 (1981-JANUARY 1993)
S. JANE ROSE (50),                         1987     1986     1988      1995      1990      1984       1985
 SENIOR VICE PRESIDENT (SINCE JANUARY
 1991) AND SENIOR COUNSEL (SINCE JUNE
 1987) OF PMF; SENIOR VICE PRESIDENT AND
 SENIOR COUNSEL OF PRUDENTIAL SECURITIES
 (SINCE JULY 1992); FORMERLY VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES
DEBORAH. A. DOCS (38),                                       1989
 VICE PRESIDENT AND ASSOCIATE GENERAL
 COUNSEL (SINCE JANUARY 1993) OF PMF;
 VICE PRESIDENT AND ASSOCIATE GENERAL
 COUNSEL OF PRUDENTIAL SECURITIES (SINCE
 JANUARY 1993); PREVIOUSLY ASSOCIATE
 VICE PRESIDENT (JANUARY 1990-
 DECEMBER 1992) AND ASSISTANT GENERAL
 COUNSEL (NOVEMBER 1991-DECEMBER 1992)
 OF PMF
MARGUERITE MORRISON (40),                  1991                                  1991                 1991
 VICE PRESIDENT AND ASSOCIATE GENERAL
 COUNSEL (SINCE JUNE 1991) OF PMF; VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES
ELLYN A. VOGIN (35),                                                   1995
 VICE PRESIDENT AND ASSOCIATE GENERAL
 COUNSEL (SINCE MARCH 1995) OF PMF; VICE
 PRESIDENT AND ASSOCIATE GENERAL COUNSEL
 OF PRUDENTIAL SECURITIES (SINCE MARCH
 1995); PRIOR THERETO, ASSOCIATED WITH
 THE LAW FIRM OF FULBRIGHT & JAWORSKI
 LLP

                                                                       EXHIBIT E

                       EXISTING FUNDAMENTAL RESTRICTIONS

    The fundamental investment restrictions of each Fund will be found on the following pages of this Exhibit (underscored language represents proposed additions. Bracketed language represents proposed deletions):

                          PRUDENTIAL EQUITY FUND, INC.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

    2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and forward foreign currency exchange contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and forward foreign currency exchange contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.

    [6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.]

    6. [7.] Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and forward foreign currency exchange contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    7. [8.] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. [9.] Make investments for the purpose of exercising control or management.

    9. [10.] Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. [11.] Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

    11. [12.] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (such loans being limited to 30% [10%] of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

                         PRUDENTIAL EQUITY INCOME FUND

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with stock index futures or options thereon is not considered the purchase of a security on margin.

    (2) Make short sales of securities or maintain a short position, except short sales against-the-box.

    (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, collateral arranagements with respect to stock index futures and options thereon and with respect to the writing of options on securities or on stock indices and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

    (5) Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    [(6) Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

    (6) [(7)] Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    (7) [(8)] Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon. (For purposes of this restriction, forward foreign currency exchange contracts are not deemed to be a commodity or commodity contract.)

    (8) [(9)] Act as underwriter except to the extent that, in connection with the disposition of portolio securities, it may be deemed to be an underwriter under certain federal securities law.

    (9) [(10)] Make investments for the purpose of exercising control or management.

    (10) [(11)] Invest in securities or other registered investment companies, except by purchases in the open market involving only cu stomary brokerage commissions and as a result of which not more than 10% [5%]of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    (11) [(12)] Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    (12) [(13)] Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

    (13) [(14)] Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    1. Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

    [2. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to obligations of the U.S. Government and obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.]

    2. [3.] Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

    3. [4.] Purchase securities of other investment companies, except in accordance with applicable limits under the Investment Company Act.

    4. [5.] Make short sales of securities or maintain a short position, with the exception of "short sales against the box," provided that not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

    5. [6.] Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary or extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swaps, reverse repurchase agreements or dollar roll transactions, options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of interest rate futures contacts or other financial futures contracts or the purchase or sale of related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    6. [7.] Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options in foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

    7. [8.] Make loans (except that purchases of debt securities in accordance with the Fund's investment objective and policies and loans of portfolio securities and repurchase agreements are not considered by the Fund to be "loans").

    8. [9.] Make investments for the purpose of exercising control or management over the issuers of any security.

    9. [10.] Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

                         PRUDENTIAL JENNISON FUND, INC.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    [5. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.]

    5.[6.] Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    6.[7.] Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    7.[8.] Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

    8.[9.] Make investments for the purpose of exercising control or management.

    9.[10.] Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10.[11.] Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    11.[12.] Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

    12.[13.] Purchase more than 10% of all outstanding voting securities of any one issuer.

                       PRUDENTIAL MULTI-SECTOR FUND, INC.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities (other than short sales against-the-box) or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the SEC for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of the investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, provided that there is no limit on the Fund's ability to invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

    7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

    9. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% [10%] of the Fund's total assets).

                     PRUDENTIAL SMALL COMPANIES FUND, INC.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.

    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    [(4) Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.]

    (4) [(5)] Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    (5) [(6)] Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts [as described under "Investment Objective and Policies" in the Prospectus and this Statement of Additional Information].

    (6) [(7)] Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    (7) [(8)] Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (8) [(9)] Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign currency exchange contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) [(10)] Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.

    (10) [(11)] Make short sales of securities except short sales against-the-box.

    (11) [(12)] Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

    (12) [(13)] Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of a portfolio security.

    (13) [(14)] Invest for the purpose of exercising control or management of any other issuer.

x PRUDENTIAL EQUITY FUND, INC
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Eugene Stark, S. Jane Rose and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Equity Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommend a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2b.     / /       / /       / /
       2c.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2(b). To approve or disapprove the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(c). To approve or disapprove an amendment of the Fund's investment restriction relating to securities lending.

3. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE.

[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Grace C. Torres, S. Jane Rose and Ellyn Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Global Limited Maturity Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX


               For     Against   Abstain

       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

3. To ratify or reject the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending October 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE.

[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Grace C. Torres, S. Jane Rose and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Intermediate Global Income Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2b.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.(b). To approve or disapprove the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE.

[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL JENNISON FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Grace C. Torres, S. Jane Rose and Ellyn Vogin as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Jennison Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2b.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.(b) To approve or disapprove the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To ratify or reject the selection by the Board of Directors of Deloitte & Touche as independent accountants for the fiscal year ending September 30, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED ABOVE.


[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL MULTI-SECTOR FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Multi-Sector Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2b.     / /       / /       / /
       2c.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.(c) To approve or disapprove an amendment of the Fund's investment restriction relating to securities lending.

3. To ratify or reject the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending April 30, 1997.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE.

[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL SMALL COMPANIES FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Small Companies Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2c.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.(a). To approve or disapprove an amendment of Fund's investment restrictions regarding investment in shares of other investment companies.

2.(b). To approve or disapprove the elimination of the Fund's investment restriction regarding unseasoned issuers.

2(d). To approve or disapprove a change in the Fund's investment policies to permit the purchase and sale of over-the-counter options on stocks and options on stock indices.

29(e). To approve or disapprove an amendment to the Fund's investment restriction to permit foreign currency exchange transactions.

3. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending September 30, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED ABOVE.


[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x PRUDENTIAL UTILITY FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Eugene Stark, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Prudential Utility Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       2f.     / /       / /       / /
       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2(f). To approve or disapprove a change in the investment objective of the Fund.

3. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE PROPOSALS LISTED ABOVE.

[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x THE GLOBAL GOVERNMENT PLUS FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of The Global Government Plus Fund, Inc. held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain

       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.     N/A

3. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED ABOVE.


[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]
x THE GLOBAL TOTAL RETURN FUND, INC.
  ONE SEAPORT PLAZA
  NEW YORK, NEW YORK 10292

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Susan C. Cote, S. Jane Rose and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of The Global Total Return Fund, Inc.
held of record by the undersigned on August 9, 1996 at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the following proposals.

PLACE "X" ONLY IN ONE BOX

       1. Election of Nominees

       / / For All      / / Withhold All    / / For All Except As Listed Below

       List Exceptions:
                       -------------------------------------------------------
                       -------------------------------------------------------
                       -------------------------------------------------------

       VOTING INSTRUCTIONS: Mark your vote
       (For, Against, Abstain) IN THE BOX

               For     Against   Abstain


       3.      / /       / /       / /
       4.      / /       / /       / /


1.     Election of Directors

       Nominees:    Edward D. Beach
                    Delayne D. Gold
                    Robert F. Gunia
                    Donald D. Lennox
                    Douglas McCorkindale
                    Mendel Melzer
                    Thomas T. Mooney
                    Stephen P. Munn
                    Richard A. Redeker
                    Robin B. Smith
                    Louis A. Weil, III
                    Clay T. Whitehead

2.     N/A

3. To ratify or reject the selection by the Board of Directors of Deloitte & Touche as independent accountants for the fiscal year ending
       December 31, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED ABOVE.


[NAME/ADDRESS]

Please sign exactly as name appears at left. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- ---------------------------------
Legal Proxy - ONLY for voting your      / /
shares at the meeting in person

Admission pass only                     / /
- ---------------------------------

- ---------------------------------
Date

X
- ---------------------------------
Signature

X
- ---------------------------------
Signature if Held Jointly

[NAME/ADDRESS]